UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2013

Item 1 – Schedule of Investments - The Schedule of Investments for the three-month period ended July 31, 2013 is filed herewith.

Portfolio of Investments (unaudited)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
COMMERCIAL MORTGAGE BACKED SECURITY—0.3%

AUSTRALIA—0.3%
AUD	6,600	ALE Finance Co. Pty Ltd., 4.97%, 05/20/2020 (a)	$5,971,266

		Total Commercial Mortgage Backed Securities — 0.3% (cost $7,090,712)	5,971,266

CORPORATE BONDS—58.7%

AUSTRALIA—10.7%
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 03/02/2015	1,698,933
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,459,365
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/2014	4,994,048
AUD	10,400	Barclays Bank PLC, 6.75%, 02/24/2014	9,522,911
AUD	9,000	BP Capital Markets PLC, 4.50%, 09/05/2017	8,191,658
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/2014	3,737,669
AUD	4,300	CFS Retail Property Trust, 7.25%, 05/02/2016	4,211,672
AUD	8,200	Coca-Cola Amatil Ltd., 4.25%, 11/13/2019	7,243,720
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 06/08/2016	5,082,323
AUD	3,500	GPT RE Ltd., 6.50%, 08/22/2013	3,151,951
AUD	18,200	ING Bank Australia Ltd., 5.75%, 03/03/2015 (b)	17,118,780
AUD	10,600	KfW, 6.25%, 02/23/2018	10,554,714
AUD	10,500	KfW, 6.25%, 12/04/2019	10,534,043
AUD	15,000	KfW, 6.25%, 05/19/2021	15,081,126
AUD	3,300	Kommunalbanken AS, 6.00%, 10/21/2014	3,082,835
AUD	9,788	Kommunalbanken AS, 6.50%, 04/12/2021	9,916,600
AUD	17,600	National Australia Bank Ltd., 6.75%, 09/16/2014	16,506,333
AUD	2,900	National Capital Trust III, 3.76%, 09/30/2016 (a)(c)(d)	2,439,447
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 06/16/2016 (a)(d)	2,337,369
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 07/11/2016	4,621,325
AUD	10,100	QIC Finance Shopping Center Fund Pty Ltd., 6.75%, 07/07/2014	9,351,369
AUD	4,000	Rabobank Capital Funding Trust V, 3.49%, 12/31/2014 (a)(c)(d)(e)	3,443,817
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 03/26/2017 (a)(d)	4,225,514
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 08/12/2015	5,724,073
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/20/2015	1,934,781
AUD	3,000	Transurban Finance Co. Pty Ltd., 7.25%, 03/24/2014	2,762,291
AUD	5,000	Vero Insurance Ltd., 6.75%, 09/23/2014 (a)(d)	4,606,290
AUD	3,000	Vero Insurance Ltd., 6.75%, 10/06/2016 (a)(d)	2,823,206
AUD	8,900	Wesfarmers Ltd., 8.25%, 09/11/2014	8,438,550
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/2016	3,989,419
AUD	3,600	Woolworths Ltd., 6.75%, 03/22/2016	3,497,996

			193,284,128

CHINA—8.5%
USD	9,900	Amber Circle Funding Ltd., 3.25%, 12/04/2022 (e)	9,067,133
USD	8,450	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (e)	8,775,443
CNY	16,721	China Petroleum & Chemical Corp., 0.80%, 02/20/2014 (f)	2,671,748
USD	9,400	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (e)	9,306,940
USD	5,600	CNOOC Finance 2011 Ltd., 4.25%, 01/26/2021 (e)	5,713,848
USD	13,300	CNOOC Finance 2012 Ltd., 3.88%, 05/02/2022 (e)	13,107,017
USD	6,000	CNOOC Finance 2013 Ltd., 3.00%, 05/09/2023	5,462,658
USD	18,900	COSL Finance BVI Ltd., 3.25%, 09/06/2022 (e)	17,122,720
USD	5,000	Country Garden Holdings Co., 7.50%, 01/10/2018 (d)(e)	4,637,500
USD	4,000	Country Garden Holdings Co., 10.50%, 08/11/2015	4,417,252
USD	4,200	Country Garden Holdings Co., 11.13%, 02/23/2015 (d)(e)	4,683,000
USD	1,900	Country Garden Holdings Co., 11.75%, 09/10/2014 (e)	2,042,500
USD	7,750	ENN Energy Holdings Ltd., 6.00%, 05/13/2021 (e)	8,246,798
USD	16,400	Golden Eagle Retail Group Ltd., 4.63%, 05/21/2023 (e)	14,235,692

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
USD	800	KWG Property Holding Ltd., 12.75%, 03/30/2014 (d)(e)	$877,898
USD	5,144	KWG Property Holding Ltd., 13.25%, 03/22/2017 (e)	5,838,882
CNH	18,000	Sinochem Offshore Capital Co. Ltd., 1.80%, 01/18/2014	2,906,779
USD	10,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (e)	9,192,638
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (e)	1,566,890
USD	6,100	Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/2042 (e)	5,714,767
USD	6,750	Talent Yield Investments Ltd., 4.50%, 04/25/2022 (e)	6,680,846
USD	9,649	Yanlord Land Group Ltd., 10.63%, 03/29/2015 (d)(e)	10,420,920

			152,689,869

HONG KONG—7.5%
USD	10,725	AIA Group Ltd., 3.13%, 03/13/2023 (e)	9,949,389
USD	11,000	Champion MTN Ltd., 3.75%, 01/17/2023 (e)	9,643,799
USD	11,400	HLP Finance Ltd., 4.75%, 06/25/2022 (e)	11,190,753
USD	17,550	Hongkong Land Finance (Cayman Island) Co. Ltd., 4.50%, 10/07/2025	16,958,723
USD	1,600	Hutchison Whampoa International Ltd., 4.63%, 09/11/2015 (e)	1,707,810
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/2033 (e)	2,419,394
USD	22,550	Hutchison Whampoa International Ltd., 7.63%, 04/09/2019 (e)	27,415,568
USD	14,300	Metropolitan Light International Ltd., 5.25%, 01/17/2015 (d)(e)	14,142,671
USD	14,745	Standard Chartered PLC, 3.95%, 01/11/2023 (e)	13,841,854
USD	1,800	Swire Pacific MTN Financing Ltd., 6.25%, 04/18/2018	2,057,535
USD	17,300	Swire Properties MTN Financing Ltd., 4.38%, 06/18/2022 (e)	17,222,444
USD	3,000	Wing Hang Bank Ltd., 6.00%, 04/20/2017 (a)(c)(d)	2,990,430
USD	6,491	Yingde Gases Investment Ltd., 8.13%, 04/22/2016 (d)(e)	6,620,820

			136,161,190

INDIA—3.4%
USD	11,300	Axis Bank Ltd., 5.25%, 09/30/2015	11,869,508
USD	5,150	Bank of Baroda, 5.00%, 08/24/2016 (e)	5,416,863
USD	6,769	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (e)	6,295,170
USD	7,000	HDFC Bank Ltd., 3.00%, 03/06/2018 (e)	6,697,600
USD	8,700	ICICI Bank Ltd., 6.38%, 04/30/2017 (a)(d)(e)	8,504,250
USD	4,400	NTPC Ltd., 4.75%, 10/03/2022 (e)	4,165,757
USD	12,500	NTPC Ltd., 5.63%, 07/14/2021 (e)	12,638,900
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	4,428,466
INR	67,000	Rural Electrification Corp. Ltd., 10.90%, 08/14/2013	1,101,941

			61,118,455

INDONESIA—4.1%
USD	10,050	Adaro Indonesia PT, 7.63%, 10/22/2014 (d)(e)	10,414,312
IDR	24,000,000	Bank OCBC Nisp Tbk PT, 6.90%, 02/19/2015	2,290,495
USD	7,600	Indo Energy Finance BV, 7.00%, 05/05/2015 (d)(e)	7,467,000
USD	9,600	Indo Energy Finance II BV, 6.38%, 01/24/2018 (d)(e)	8,112,000
USD	50	Indosat Palapa Co. BV, 7.38%, 07/29/2015 (d)(e)	54,375
USD	7,150	Majapahit Holding BV, 7.88%, 06/29/2037 (e)	7,972,250
USD	8,900	Majapahit Holding BV, 8.00%, 08/07/2019 (e)	10,101,500
USD	14,300	Pertamina Persero PT, 5.63%, 05/20/2043 (e)	11,726,000
USD	10,100	Pertamina Persero PT, 6.00%, 05/03/2042 (e)	8,711,250
USD	8,894	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (e)	7,070,730

			73,919,912

MALAYSIA—3.2%
USD	11,700	AMBB Capital (L) Ltd., 6.77%, 01/27/2016 (a)(c)(d)	11,817,000
CNH	10,000	Danga Capital Bhd, 2.90%, 10/20/2014 (e)	1,614,334
USD	900	Petroliam Nasional Bhd, 7.63%, 10/15/2026 (e)	1,153,147
USD	150	PETRONAS Capital Ltd., 5.25%, 08/12/2019 (e)	167,225

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
USD	5,991	PETRONAS Capital Ltd., 7.88%, 05/22/2022 (e)	$7,701,335
USD	20,050	PETRONAS Global Sukuk Ltd., 4.25%, 08/12/2014 (e)	20,651,380
USD	2,650	Public Bank Bhd, 6.84%, 08/22/2016 (a)(d)	2,711,644
USD	11,550	SBB Capital Corp., 6.62%, 11/02/2015 (a)(c)(d)	11,611,469

			57,427,534

PHILIPPINES—3.2%
USD	8,250	Alliance Global Group Inc., 6.50%, 08/18/2017	8,735,810
USD	6,100	Philippine Long Distance Telephone Co., 8.35%, 03/06/2017	6,984,500
USD	7,400	Power Sector Assets & Liabilities Management Corp., 6.88%, 11/02/2016 (e)	8,473,000
USD	2,900	Power Sector Assets & Liabilities Management Corp., 7.25%, 05/27/2019 (b)(e)	3,487,250
USD	16,300	Power Sector Assets & Liabilities Management Corp., 7.25%, 05/27/2019 (e)	19,600,750
USD	8,000	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (b)(e)	9,920,000

			57,201,310

REPUBLIC OF SOUTH KOREA—7.5%
USD	3,000	Export-Import Bank of Korea, 5.13%, 03/16/2015	3,179,709
USD	4,300	Export-Import Bank of Korea, 5.88%, 01/14/2015	4,580,738
USD	3,200	Export-Import Bank of Korea, 8.13%, 01/21/2014	3,304,470
USD	12,900	Korea Development Bank (The), 3.50%, 08/22/2017	13,423,198
USD	1,500	Korea Development Bank (The), 4.00%, 09/09/2016	1,595,658
USD	6,000	Korea Development Bank (The), 4.38%, 08/10/2015	6,350,904
USD	2,050	Korea Expressway Corp., 1.88%, 10/22/2017 (e)	1,991,712
USD	12,750	Korea Expressway Corp., 4.50%, 03/23/2015 (e)	13,364,907
USD	17,500	Korea Finance Corp., 3.25%, 09/20/2016	18,203,028
USD	10,350	Korea Finance Corp., 4.63%, 11/16/2021	10,956,282
USD	2,300	Korea Gas Corp., 2.25%, 07/25/2017 (e)	2,272,262
USD	1,400	Korea Gas Corp., 2.88%, 07/29/2018 (e)	1,397,658
USD	17,600	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (e)	16,096,415
USD	3,000	Korea South-East Power Co. Ltd., 3.63%, 01/29/2017 (e)	3,106,281
USD	12,470	Korea South-East Power Co. Ltd., 6.00%, 05/25/2016 (e)	13,809,839
USD	4,200	Shinhan Bank, 1.88%, 07/30/2018 (e)	4,008,787
USD	5,880	Shinhan Bank, 5.66%, 03/02/2015 (a)(d)(e)	6,069,759
USD	7,100	Standard Chartered Bank Korea Ltd., 7.27%, 03/03/2014 (a)(d)(e)	7,224,250
USD	3,950	Standard Chartered First Bank Korea Ltd., 7.27%, 03/03/2014 (a)(d)(e)	4,019,125

			134,954,982

SINGAPORE—2.4%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 08/24/2017	2,248,363
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 09/01/2014	2,382,487
USD	8,600	CMT MTN Pte. Ltd., 4.32%, 04/08/2015 (e)	8,956,031
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(d)(e)	8,850,329
USD	7,450	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/2017 (a)(d)(e)	7,584,681
USD	9,200	STATS ChipPAC Ltd., 4.50%, 03/20/2016 (d)(e)	9,039,000
USD	4,000	United Overseas Bank Ltd., 2.88%, 10/17/2017 (a)(d)(e)	3,940,000

			43,000,891

SUPRANATIONAL—5.5%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	13,103,863
AUD	13,800	Asian Development Bank, 5.50%, 02/15/2016	13,168,729
AUD	16,800	Asian Development Bank, 6.25%, 03/05/2020	16,958,210
AUD	13,000	European Investment Bank, 6.13%, 01/23/2017	12,661,858
AUD	10,000	Inter-American Development Bank, 6.00%, 05/25/2016	9,712,880
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	11,416,473
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	8,780,460
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/2016	10,086,202

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
AUD	2,600	International Finance Corp., 5.75%, 07/28/2020	$2,557,179

			98,445,854

THAILAND—2.7%
USD	5,000	Bangkok Bank PCL, 3.88%, 09/27/2022 (e)	4,854,035
USD	2,400	Bangkok Bank PCL, 4.80%, 10/18/2020 (e)	2,520,022
USD	7,400	Bangkok Bank PCL, 9.03%, 03/15/2029 (e)	9,416,500
USD	15,530	PTT Global Chemical PCL, 4.25%, 09/19/2022 (e)	15,135,631
USD	50	PTTEP Australia International Finance Pty Ltd., 4.15%, 07/19/2015 (e)	52,060
USD	8,400	PTTEP Canada International Finance Ltd., 6.35%, 06/12/2042 (e)	8,794,430
USD	4,500	Siam Commercial Bank Ltd., 3.38%, 09/19/2017 (e)	4,598,001
USD	4,000	Thai Oil PCL, 3.63%, 01/23/2023 (e)	3,719,880

			49,090,559

		Total Corporate Bonds — 58.7% (cost $1,088,481,031)	1,057,294,684

GOVERNMENT BONDS—67.1%

AUSTRALIA—35.7%
AUD	61,900	Australia Government Bond, 4.50%, 10/21/2014	57,095,979
AUD	101,400	Australia Government Bond, 5.50%, 01/21/2018	100,985,024
AUD	44,550	Australia Government Bond, 5.50%, 04/21/2023	45,777,622
AUD	72,600	Australia Government Bond, 5.75%, 07/15/2022	75,550,050
AUD	25,000	Australia Government Bond, 6.00%, 02/15/2017	24,975,214
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/2015 (b)	5,731,298
AUD	27,100	Queensland Treasury Corp., 6.00%, 04/21/2016	26,295,111
AUD	22,850	Queensland Treasury Corp., 6.00%, 02/21/2018	22,697,808
AUD	31,190	Queensland Treasury Corp., 6.00%, 06/14/2021 (b)	31,692,025
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (b)	48,145,568
AUD	24,330	Queensland Treasury Corp., 6.25%, 02/21/2020	24,601,766
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/2016	128,229,086
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 06/15/2020	14,401,872
AUD	35,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022	35,838,912

			642,017,335

CHINA—3.4%
CNH	32,500	China Government Bond, 1.40%, 08/18/2016 (e)	5,020,360
CNH	10,000	China Government Bond, 1.80%, 12/01/2015	1,582,798
CNH	18,000	China Government Bond, 2.48%, 12/01/2020	2,761,473
CNY	41,000	China Government Bond, 3.26%, 06/02/2014 (f)	6,675,222
CNY	50,000	China Government Bond, 3.28%, 08/05/2020 (f)	7,933,039
CNY	50,000	China Government Bond, 3.36%, 05/24/2022 (f)	7,924,203
CNY	70,000	China Government Bond, 3.41%, 06/24/2020 (f)	11,199,406
CNY	18,000	China Government Bond, 3.55%, 10/20/2016 (f)	2,932,638
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (f)	322,306
CNY	40,000	China Government Bond, 3.60%, 02/17/2016 (f)	6,525,660
CNY	20,000	China Government Bond, 3.83%, 01/27/2018 (f)	3,285,953
CNY	30,000	China Government Bond, 4.10%, 09/27/2032 (f)	4,931,466

			61,094,524

INDIA—1.9%
INR	1,338,700	India Government Bond, 7.02%, 08/17/2016	20,954,216
INR	600,000	India Government Bond, 7.49%, 04/16/2017	9,444,190
INR	125,000	India Government Bond, 8.30%, 07/02/2040	1,954,223
INR	16,000	India Government Bond, 8.33%, 06/07/2036	252,684
INR	150,000	India Government Bond, 8.83%, 12/12/2041	2,481,751

			35,087,064

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)

INDONESIA—4.1%
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 06/17/2015	$16,825,930
USD	3,500	Indonesia Government International Bond, 5.25%, 01/17/2042 (e)	3,185,000
USD	7,400	Indonesia Government International Bond, 5.88%, 03/13/2020 (e)	8,047,500
USD	6,900	Indonesia Government International Bond, 6.63%, 02/17/2037 (e)	7,314,000
USD	10,150	Indonesia Government International Bond, 11.63%, 03/04/2019 (e)	13,905,500
IDR	100,700,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	8,361,103
IDR	30,000,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	2,426,064
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	4,573,970
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	2,286,663
USD	7,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/2018 (e)	6,944,250
USD	50	Perusahaan Penerbit SBSN, 8.80%, 04/23/2014 (e)	52,438

			73,922,418

MALAYSIA—4.5%
MYR	37,800	Malaysia Government Bond, 3.31%, 10/31/2017	11,447,527
MYR	25,000	Malaysia Government Bond, 3.48%, 03/15/2023	7,325,709
MYR	12,600	Malaysia Government Bond, 3.49%, 03/31/2020	3,763,547
MYR	98,400	Malaysia Government Bond, 3.58%, 09/28/2018	29,868,556
MYR	29,500	Malaysia Government Bond, 4.01%, 09/15/2017	9,167,607
MYR	20,400	Malaysia Government Bond, 4.16%, 07/15/2021	6,300,148
MYR	14,163	Malaysia Government Bond, 4.26%, 09/15/2016	4,456,302
MYR	13,900	Malaysia Government Bond, 4.38%, 11/29/2019	4,372,493
MYR	13,500	Malaysia Government Bond, Series 0113, 3.17%, 07/15/2016	4,123,480

			80,825,369

NEW ZEALAND—0.2%
NZD	2,150	New Zealand Government Bond, 6.00%, 04/15/2015	1,806,070
NZD	1,500	Province of Quebec, 6.75%, 11/09/2015	1,271,081

			3,077,151

PHILIPPINES—4.4%
PHP	715,000	Philippine Government Bond, 5.75%, 11/24/2021	19,195,667
PHP	5,544	Philippine Government Bond, 6.38%, 01/19/2022	154,701
PHP	44,000	Philippine Government Bond, 8.00%, 07/19/2031	1,494,350
PHP	94,000	Philippine Government Bond, 8.75%, 05/27/2030	3,365,832
PHP	331,030	Philippine Government Bond, 9.13%, 09/04/2016	9,193,259
USD	2,800	Philippine Government International Bond, 6.50%, 01/20/2020	3,332,000
USD	20,250	Philippine Government International Bond, 7.75%, 01/14/2031	26,527,500
USD	4,900	Philippine Government International Bond, 8.88%, 03/17/2015	5,451,250
USD	7,970	Philippine Government International Bond, 9.88%, 01/15/2019	10,739,575

			79,454,134

REPUBLIC OF SOUTH KOREA—6.2%
KRW	14,000,000	Korea Monetary Stabilization Bond, 2.47%, 04/02/2015	12,396,391
KRW	30,000,000	Korea Monetary Stabilization Bond, 2.76%, 06/02/2015	26,681,487
KRW	16,500,000	Korea Treasury Bond, 1.50%, 06/10/2021 (g)	15,557,244
KRW	9,500,000	Korea Treasury Bond, 2.75%, 09/10/2017	8,322,023
KRW	35,280,000	Korea Treasury Bond, 3.50%, 03/10/2017	31,822,329
KRW	13,300,000	Korea Treasury Bond, 3.75%, 06/10/2022	12,085,529
KRW	5,000,000	Korea Treasury Bond, 4.25%, 06/10/2021	4,694,742

			111,559,745

SINGAPORE—1.9%
SGD	3,000	Housing & Development Board, 1.01%, 09/19/2016	2,331,478
SGD	3,000	Housing & Development Board, 1.83%, 11/21/2018 (e)	2,304,935

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
SGD	750	Housing & Development Board, 2.02%, 02/22/2016	$601,696
SGD	2,000	Housing & Development Board, 3.14%, 03/18/2021	1,600,902
SGD	15,700	Singapore Government Bond, 2.25%, 06/01/2021	12,489,336
SGD	3,300	Singapore Government Bond, 2.75%, 07/01/2023	2,656,383
SGD	5,120	Singapore Government Bond, 3.00%, 09/01/2024	4,124,451
SGD	3,140	Singapore Government Bond, 3.13%, 09/01/2022	2,649,005
SGD	1,800	Singapore Government Bond, 3.50%, 03/01/2027	1,498,305
SGD	4,290	Singapore Government Bond, 4.00%, 09/01/2018	3,855,008

			34,111,499

SRI LANKA—0.5%
LKR	151,000	Sri Lanka Government Bonds, 8.00%, 11/15/2018	999,462
LKR	230,000	Sri Lanka Government Bonds, 8.50%, 04/01/2018	1,575,908
LKR	388,000	Sri Lanka Government Bonds, 8.50%, 07/15/2018	2,639,336
USD	4,450	Sri Lanka Government International Bond, 6.25%, 07/27/2021 (e)	4,450,000

			9,664,706

THAILAND—4.3%
THB	11,074	Bank of Thailand, 3.33%, 05/12/2014	355,880
THB	133,700	Bank of Thailand, 3.42%, 08/18/2013	4,272,860
THB	522,500	Thailand Government Bond, 1.20%, 07/14/2021 (e)(g)	18,145,100
THB	407,000	Thailand Government Bond, 2.80%, 10/10/2017	12,736,486
THB	407,200	Thailand Government Bond, 3.25%, 06/16/2017	13,002,052
THB	321,000	Thailand Government Bond, 3.45%, 03/08/2019	10,191,196
THB	18,600	Thailand Government Bond, 3.63%, 05/22/2015	602,388
THB	200	Thailand Government Bond, 3.63%, 06/16/2023	6,210
THB	516,300	Thailand Government Bond, 3.65%, 12/17/2021	16,234,056
THB	76,100	Thailand Government Bond, 3.88%, 06/13/2019	2,464,755

			78,010,983

		Total Government Bonds — 67.1% (cost $1,270,278,296)	1,208,824,928

RESIDENTIAL MORTGAGE BACKED SECURITIES—0.3%

AUSTRALIA—0.3%
AUD	2,684	Progress Trust, 3.07%, 08/25/2036 (a)(e)	2,410,457
AUD	2,218	Westpac Securitisation Trust, 2.92%, 05/21/2014 (a)(d)(e)	1,987,363

			4,397,820

		Total Residential Mortgage Backed Securities — 0.3% (cost $4,061,076)	4,397,820

SHORT-TERM INVESTMENT—4.3%

UNITED STATES—4.3%
USD	77,117	Repurchase Agreement, State Street Bank & Trust Co., 0.01% dated 07/31/2013, due 08/01/2013 in the amount of $77,117,021 (collateralized by $79,265,000 U.S. Treasury Notes, 2.00% due 07/31/2020; value of $78,670,513)	77,117,000

		Total Short-Term Investment — 4.3% (cost $77,117,000)	77,117,000

		Total Investments — 130.7% (cost $2,447,028,115)	2,353,605,698

		Liabilities in Excess of Other Assets — (30.7)%	(553,047,328)

		Net Assets—100.0%	$1,800,558,370

AUD—Australian Dollar

CNH—Chinese Yuan Renminbi Offshore

CNY—Chinese Yuan Renminbi

HKD—Hong Kong Dollar

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

LKR—Sri Lanka Rupee

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PHP—Philippine Peso

SGD—Singapore Dollar

THB—Thailand Baht

USD—U.S. Dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at July 31, 2013.
(b)	This security is government guaranteed.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	The maturity date presented for these instruments represents the next call/put date.
(e)	Denotes a restricted security, see Note (c).
(f)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(g)	Inflation linked security.

At July 31, 2013, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	146	09/30/2013	$(9,468)
United States Treasury Note 6%-5 year	UBS	1,066	09/30/2013	(1,733,098)
United States Treasury Note 6%-10 year	UBS	(671)	09/19/2013	2,436,072
United States Treasury Bond 6%-30 year	UBS	15	09/19/2013	(93,317)

				$600,189

At July 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
10/30/2013	Deutsche Bank	CNH	108,797,500	USD	17,400,000	$17,634,068	$234,068
10/30/2013	Standard Chartered Bank	CNH	345,600,430	USD	54,580,000	56,015,457	1,435,457
Hong Kong Dollar/United States Dollar
11/21/2013	UBS	HKD	99,218,611	USD	12,800,000	12,798,364	(1,636)
Malaysian Ringgit/United States Dollar
11/12/2013	Standard Chartered Bank	MYR	82,352,250	USD	25,500,000	25,250,140	(249,860)
Philippine Peso/United States Dollar
08/15/2013	Deutsche Bank	PHP	237,608,000	USD	5,600,000	5,471,378	(128,622)
08/15/2013	Standard Chartered Bank	PHP	422,698,500	USD	9,980,000	9,733,439	(246,561)
11/12/2013	Goldman Sachs	PHP	506,655,600	USD	11,720,000	11,665,556	(54,444)
Singapore Dollar/United States Dollar
08/15/2013	Deutsche Bank	SGD	3,244,020	USD	2,600,000	2,552,687	(47,313)
08/15/2013	Royal Bank of Canada	SGD	3,298,620	USD	2,600,000	2,595,651	(4,349)

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
08/15/2013	Standard Chartered Bank	SGD	68,738,317	USD	55,390,000	$54,089,495	$(1,300,505)
11/12/2013	UBS	SGD	3,577,375	USD	2,830,000	2,815,358	(14,642)
South Korean Won/United States Dollar
08/07/2013	Standard Chartered Bank	KRW	2,124,960,000	USD	1,900,000	1,891,186	(8,814)
08/07/2013	State Street	KRW	16,253,555,500	USD	14,190,000	14,465,446	275,446
Thai Baht/United States Dollar
08/15/2013	Deutsche Bank	THB	186,870,600	USD	6,300,000	5,965,854	(334,146)

						$222,944,079	$(445,921)

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi
10/30/2013	Credit Suisse	USD	12,500,000	CNY	77,968,750	$12,641,451	$(141,451)
United States Dollar/Chinese Yuan Renminbi Offshore
10/30/2013	Credit Suisse	USD	21,100,000	CNH	131,094,300	21,247,969	(147,969)
10/30/2013	Deutsche Bank	USD	45,600,000	CNH	284,652,400	46,136,905	(536,905)
10/30/2013	Royal Bank of Canada	USD	11,200,000	CNH	70,213,080	11,380,246	(180,246)
10/30/2013	Standard Chartered Bank	USD	3,000,000	CNH	18,911,400	3,065,189	(65,189)
10/30/2013	UBS	USD	6,900,000	CNH	43,487,250	7,048,481	(148,481)
United States Dollar/Hong Kong Dollar
11/21/2013	Standard Chartered Bank	USD	12,400,000	HKD	96,176,880	12,406,006	(6,006)
United States Dollar/Indian Rupee
08/07/2013	Standard Chartered Bank	USD	19,020,000	INR	1,143,153,560	18,775,836	244,164
United States Dollar/Malaysian Ringgit
08/15/2013	Goldman Sachs	USD	18,700,000	MYR	58,395,400	17,988,433	711,567
08/15/2013	Standard Chartered Bank	USD	42,320,000	MYR	136,211,152	41,959,215	360,785
United States Dollar/Singapore Dollar
08/15/2013	Goldman Sachs	USD	16,400,000	SGD	20,753,466	16,330,695	69,305
08/15/2013	Standard Chartered Bank	USD	17,600,000	SGD	22,211,940	17,478,354	121,646
United States Dollar/South Korean Won
08/07/2013	State Street	USD	7,600,000	KRW	8,617,290,000	7,669,272	(69,272)
11/12/2013	State Street	USD	27,470,000	KRW	30,700,472,000	27,267,089	202,911
United States Dollar/Thai Baht
08/15/2013	Deutsche Bank	USD	33,000,000	THB	983,136,000	31,386,672	1,613,328
08/15/2013	Goldman Sachs	USD	11,000,000	THB	333,740,000	10,654,668	345,332
08/15/2013	Standard Chartered Bank	USD	13,700,000	THB	425,836,000	13,594,838	105,162

						$317,031,319	$2,478,681

*	Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

At July 31, 2013, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
USD	84,000,000	10/31/2016	Barclays Bank	Receive	3-month LIBOR Index	1.42%	$(1,819,527)
USD	66,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	1,092,852

							$(726,675)

See Notes to Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of July 31, 2013, 70.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of July 31, 2013, compared with the previous nine and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	NR** %
July 31, 2013***	34.1	13.4	22.6	12.8	13.6	1.8	1.7
October 31, 2012	36.2	11.5	22.8	12.6	15.1	1.3	0.5
July 31, 2012***	37.3	9.2	23.0	13.4	16.2	0.9	0.0

*	Below investment grade
**	Not Rated
***	Unaudited

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of July 31, 2013, compared with the previous nine and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
July 31, 2013*	36.8	55.6	4.3	3.2	0.1
October 31, 2012	41.6	54.2	2.2	1.9	0.1
July 31, 2012*	42.4	53.5	2.5	1.5	0.1

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of July 31, 2013, compared with the previous nine and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar* %
July 31, 2013**	40.6	17.2	42.2
October 31, 2012	43.9	19.7	36.4
July 31, 2012**	45.0	15.9	39.1

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 38.3% of the Fund’s total investments on July 31, 2013, 36.0% of the Fund’s total investments on October 31, 2012, 35.3% of the Fund’s total investments on July 31, 2012.
**	Unaudited

Maturity Composition

As of July 31, 2013, the average maturity of the Fund’s total investments was 6.9 years, compared with 7.2 years at October 31, 2012, and 7.1 years at July 31, 2012. The following table shows the maturity composition of the Fund’s investments as of April 30, 2013, compared with the previous nine and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
July 31, 2013*	20.9	26.4	43.2	9.5
October 31, 2012	20.4	23.7	42.3	13.6
July 31, 2012*	20.1	24.1	43.3	12.5

*	Unaudited

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Portfolio of Investments (unaudited)

July 31, 2013

Summary of Significant Accounting Policies

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined as Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors (the “Board”)), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1—quoted prices in active markets for identical investments;

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity

Forward foreign currency contracts	Forward exchange rate quotations

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2013

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Commercial Mortgage Backed Security	$—	$5,971,266	$—
Corporate Bonds	—	1,057,294,684	—
Government Bonds	—	1,208,824,928	—
Residential Mortgage Backed Securities	—	4,397,820	—

Total Fixed Income Investments	—	2,276,488,698	—
Short-Term Investment	—	77,117,000	—

Total Investments	$—	$2,353,605,698	$—

Other Financial Instruments
Futures Contracts	$2,436,072	$—	$—
Forward Foreign Currency Exchange Contracts	—	5,719,171	—
Interest Rate Swap Agreements	—	1,092,852	—

Total Other Financial Instruments	$2,436,072	$6,812,023	$—

Total Assets	$2,436,072	$2,360,417,721	$—

Liabilities
Other Financial Instruments
Futures Contracts	$(1,835,883)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(3,686,411)	—
Interest Rate Swap Agreements	—	(1,819,527)	—

Total Liabilities - Other Financial Instruments	$(1,835,883)	$(5,505,938)	$—

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended July 31, 2013, there were no transfers between Levels 1, 2 or 3. For the period ended July 31, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $77,117,000 as of July 31, 2013. The value of the related collateral exceeded the value of the repurchase agreement at period end.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2013

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2013

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(f) Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are

Notes to Portfolio of Investments (unaudited) (concluded)

July 31, 2013

indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(h) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(i) Federal Income Taxes:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2013 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$ 2,336,199,044	$61,016,507	$(43,609,853)	$17,406,654

Item 2 – Controls and Procedures

a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)), as of the Evaluation Date.

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.302CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Asia-Pacific Income Fund, Inc.

Date: September 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Asia-Pacific Income Fund, Inc.

Date: September 26, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Asia-Pacific Income Fund, Inc.

Date: September 26, 2013